SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Transamerica Income Shares, Inc.

(Name of Registrant as Specified in its Charter)
N/A

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
OTHER BUSINESS
OTHER INFORMATION
VOTING INFORMATION
APPENDIX A
APPENDIX B
APPENDIX C

TRANSAMERICA INCOME SHARES, INC.
570 CARILLON PARKWAY
ST. PETERSBURG, FLORIDA 33716
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held July 17, 2008
To the Shareholders of Transamerica Income Shares, Inc.:
Notice is hereby given that the Annual Meeting of Shareholders of Transamerica Income Shares, Inc. (the “Fund”) will be held on July 17, 2008, at 570 Carillon Parkway, St. Petersburg, Florida 33716, beginning at 11:00 a.m., Eastern Time, or as adjourned from time to time (the “Meeting”). At the Meeting, shareholders of the Fund will be called upon to consider the following proposals:
PROPOSAL 1: To elect ten Directors to the Board of Directors; and
PROPOSAL 2: To conduct such other business as may properly come before the Meeting.
After careful consideration, the Directors of the Fund unanimously approved and recommend that you vote “FOR” Proposal 1. Shareholders of record as of the close of business on May 2, 2008 are entitled to vote at the Meeting. Each share is entitled to one vote, with fractional votes for fractional shares.
By Order of the Board of Directors of Transamerica Income Shares, Inc.,
Dennis P. Gallagher, Esq.
Vice President, General Counsel and Secretary
May 30, 2008
Your vote is very important regardless of the number of shares that you owned on the Record Date. Shareholders who do not expect to attend the Meeting are requested to complete, sign, date, and return the accompanying Proxy in the enclosed envelope, which needs no postage if mailed in the United States, or follow the enclosed instructions relating to Internet or telephone voting. Instructions for the proper execution of the Proxy are set forth in the enclosed materials. It is important that proxies be returned promptly. Whether or not you plan to attend the Meeting, please complete the enclosed Proxy, or vote using the Internet or by telephone. If you vote via the Internet or by telephone, please do not return your Proxy unless you later decide to change your vote.

PROXY STATEMENT
TRANSAMERICA INCOME SHARES, INC.
ANNUAL MEETING OF SHAREHOLDERS
July 17, 2008
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors (the “Board” or “Directors”) of Transamerica Income Shares, Inc. (the “Fund” or “TIS”), a closed-end management investment company organized as a Maryland corporation, for use at the Annual Meeting of Shareholders of the Fund to be held at 11:00 a.m. on July 17, 2008, at 570 Carillon Parkway, St. Petersburg, Florida 33716, and any adjournments thereof (the “Meeting”). The Board is soliciting Proxies from shareholders of the Fund with respect to the proposals set forth in the accompanying Notice. A Proxy also accompanies this Proxy Statement. It is anticipated that the Proxy and Proxy Statement will first be mailed to shareholders on or about May 30, 2008.
Shareholder Reports. The Fund’s most recent annual report for the year ended March 31, 2008, is available to you upon request without charge from the Fund’s transfer agent, Mellon Investor Services, LLC, Newport Office Center VII, 480 Washington Boulevard, Jersey City, New Jersey 07310; telephone toll free: 1-800-454-9575. For the hearing and speech impaired (“TDD”): 1-800-231-5469 or www.mellon-investor.com.
PROPOSAL 1
ELECTION OF DIRECTORS
Shareholders are asked to consider the election of ten Nominees as Directors of the Fund. Each Nominee currently serves as a Director of the Fund. Nine of the ten Nominees were elected as Directors by Fund shareholders at the special shareholder meeting held on October 30, 2007. Sandra N. Bane, who is also a Nominee, was appointed by the Board at their Board meeting held on December 4, 2007. Ms. Bane’s appointment was effective on March 1, 2008. Each Nominee has indicated his or her willingness to serve as Director, if elected.
The persons named as proxies intend to vote to elect the Nominees, unless authority to vote for the election of all or specified Nominees is withheld by so marking the Proxy. If any Nominees are unable to serve, the persons named as proxies may vote for other persons or vote to fix the number of Directors at less than ten. Election is by a majority vote of the shares represented at the Meeting.
The term “fund complex” in the tables below consists of the Fund, Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Investors, Inc. (“TII”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”). The mailing address of each Nominee is 570 Carillon Parkway, St. Petersburg, Florida 33716. The name, age and principal occupation for the past five years of the Nominees are:

Independent Director Nominees*:

				Number of
				Portfolios in Fund
		Term of		Complex	Other
	Position(s)	Office and	Principal Occupation or	Overseen by	Directorships Held
Name, Address and	Held with	Length of	Employment in the Past	Nominee for	by Nominee For
Age	Fund	Time Served	5 Years	Director	Director
Sandra N. Bane (DOB: 6/15/52)	Director	Since 2008	Retired KPMG (1999 — present); Trustee, TST, Transamerica Funds, TPP, TPFG, TPFG II and TAAVF (February 2008 — present); Director, TIS (February 2008 — present); Director, TII (2003 — Present).	173	Big 5 Sporting Goods (2002 — present); AGL Resources, Inc. (an energy services holding company) (2008 — present).

Leo J. Hill (DOB: 3/27/56)	Director	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 - present); Trustee, TPP, TPFG, TPFG II and TAAVF (2007 - present); Director, TIS (2002 - present); Trustee, Transamerica Funds (2002 - present); Director, TII (February 2008 - present); TST (2001 - present); Owner and President, Prestige Automotive Group (2001- 2005); President, L. J. Hill & Company (1999 — present); Market President, Nations Bank of Sun Coast Florida (1998 — 1999); President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 — 1998); Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 — 1994); Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 — 1991).	173	N/A

*	Independent director (the “Independent Directors”) means a director who is not an “interested person” (as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund

				Number of
				Portfolios in Fund
		Term of		Complex	Other
	Position(s)	Office and	Principal Occupation or	Overseen by	Directorships Held
Name, Address and	Held with	Length of	Employment in the Past	Nominee for	by Nominee For
Age	Fund	Time Served	5 Years	Director	Director
Neal M. Jewell (DOB: 2/12/35)	Director and Lead Independent Chairperson	Since 2002	Retired (2004 — present); Trustee and Lead Independent Trustee, Transamerica Funds and TST (2007 — present); Director and Lead Independent Director, TIS (2007 - present); Director, TII (February 2008 - present); Trustee and Lead Independent Trustee, TPP, TPFG, TPFG II, and TAAVF (1993 - present); Independent Trustee, EAI Select Managers Equity Fund (a mutual Fund) (1996 — 2004).	173	N/A

Russell A. Kimball, Jr. (DOB: 8/17/44)	Director	Since 2002	General Manager, Sheraton Sand Key Resort (1975 - present); Trustee, TPP, TPFG, TPFG II and TAAVF (2007 - present); Director, TIS and Trustee, Transamerica Funds (2002 - present); Director, TII (February 2008 - present); Trustee, TST (1986 - present).	173	N/A

Eugene M. Mannella (DOB: 2/1/54)	Director	Since 2007	Self-employed consultant (2006 - present); President, Arapain Partners LLC (limited purpose broker-dealer) (1998 — present); Trustee, Transamerica Funds and TST (2007 — present); Director, TIS (2007 - present); Director, TII (February 2008 - present); Trustee, TPP, TPFG, TPFG II and TAAVF (1994 - present); President, International Fund Services (alternative asset administration) (1993 — 2005).	173	N/A

				Number of
				Portfolios in Fund
		Term of		Complex	Other
	Position(s)	Office and	Principal Occupation or	Overseen by	Directorships Held
Name, Address and	Held with	Length of	Employment in the Past	Nominee for	by Nominee For
Age	Fund	Time Served	5 Years	Director	Director
Norm R. Nielsen (DOB: 5/11/39)	Director	Since 2006	Retired (2005 - present); Trustee, TPP, TPFG, TPFG II and TAAVF (2007 - present); Director, TIS (2006 - present); Director, TII (February 2008 - present); Trustee, Transamerica Funds and TST (2006 - present); Director, Iowa City Area Development (1996 - 2004); Director, Iowa Health Systems (1994 — 2003); Director, U.S. Bank (1987 — 1988); President, Kirkwood Community College (1979 — 2005).	173	Buena Vista University Board of Trustees (2004 - present).

Joyce Galpern Norden (DOB: 6/1/39)	Director	Since 2007	Retired (2004 - present); Trustee, Transamerica Funds and TST (2007 - present); Director, TIS (2007 - present); Director, TII (February 2008 - present); Trustee, TPP (2002 - present); Trustee, TPFG, TPFG II and TAAVF (1993 -present); Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 — 2004).	173	Board of Governors, Reconstructionist College (2007-present).

Patricia L. Sawyer (DOB: 7/1/50)	Director	Since 2007	President and Executive Search Consultant, Smith & Sawyer LLC (consulting) (1989 - present); Trustee, Transamerica Funds and TST (2007 - present); Director, TIS (2007 - present); Director, TII (February 2008 - present); Trustee, TPP, TPFG, TPFG II and TAAVF (1993 - present).	173	N/A

Number of
Portfolios in Fund
		Term of		Complex	Other
	Position(s)	Office and	Principal Occupation or	Overseen by	Directorships Held
Name, Address and	Held with	Length of	Employment in the Past	Nominee for	by Nominee For
Age	Fund	Time Served	5 Years	Director	Director
John W. Waechter (DOB: 2/25/52)	Director	Since 2004	Attorney, Englander & Fischer, P.A. (2008 — present); Retired (2004 - 2008); Trustee, TPP, TPFG, TPFG II and TAAVF (2007 - present); Director, TIS (2004 - present); Director, TII (February 2008 - present); Trustee, Transamerica Funds (2005 - present) and TST (2004 - present); Executive Vice President, Chief Financial officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 -2004); Treasurer, The Hough Group of Funds (1993 - 2004).	173	N/A

Interested Director Nominee:**

Number of
Portfolios in Fund
		Term of		Complex	Other
	Position(s)	Office and	Principal Occupation or	Overseen by	Directorships Held
Name, Address and	Held with	Length of	Employment in the Past	Nominee for	by Nominee For
Age	Fund	Time Served	5 Years	Director	Director
John K. Carter (DOB: 4/24/61)	Chairman, Director, Chief Executive Officer and President	Since 2006	Chairman and Director (2008 — present); President (2007 — present), Chief Executive Officer; (2006 — present), Vice President, Secretary and Chief Compliance Officer (2003 - 2006), TII; Chairman and Trustee, President and Chief Executive Officer, (2007- present); TPP, TPFG, TPFG II and TAAVF; Chairman (2007 — present); Trustee (2006 — present), President and Chief Executive Officer (2006 - present), Senior Vice President (1999 — 2006), Chief Compliance Officer, General Counsel and Secretary (1999 - 2006),Transamerica Funds and TST; Chairman (2007 — present); Director (2006 — present); President and Chief Executive Officer (2006 — present), Senior Vice President (2002 — 2006), General Counsel, Secretary and Chief Compliance Officer (2002 — 2006), TIS; President and Chief Executive Officer (2006 — present); Senior Vice President (1999 — 2006), Director (2000 — present); General Counsel and Secretary (2000 — 2006), Chief Compliance Officer (2004 — 2006), TAM; President and Chief Executive Officer (2006 - present), Senior Vice President (1999 — 2006), Director (2001 - present), General Counsel and Secretary (2001 — 2006), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001 - present); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 — 2004); Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 — 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 — 2005).	173	N/A

**	Mr. Carter is an “interested person” of the Fund as that term is defined in the 1940 Act due to his employment with the Fund’s investment advisor and certain of its affiliates.

The Board of Directors met six times during the fiscal year ended March 31, 2008. Each Director attended at least 75% of all meetings of the Board and of all meetings of committees of the Board on which he or she served as a regular member.
The Fund does not have a policy with regard to attendance at the Fund’s annual shareholder meeting, and no Director attended last year’s annual shareholder meeting.
Nominee Ownership of Equity Securities
The table below gives the dollar range of shares of the Fund beneficially owned by each Nominee, as well as the aggregate dollar range of shares of all funds in the fund complex overseen by each Nominee as of December 31, 2007. Messrs. Jewell and Mannella and Ms. Norden and Ms. Sawyer became Directors on October 30, 2007. Ms. Bane became a Director on March 1, 2008.

		Aggregate Dollar Range of Equity Securities in
	Dollar Range of Equity	all Funds Overseen by Nominee in Family of
Name of Nominee	Securities in the Fund	Investment Companies*
Sandra N. Bane	$0	None
John K. Carter**	$0	Over $100,000
Leo J. Hill	$0	Over $100,000
Neal M. Jewell	$0	Over $100,000
Russell A. Kimball, Jr.	$0	Over $100,000
Eugene M. Mannella	$0	$50,001-$100,000
Norm R. Nielsen	$0	Over $100,000
Joyce Galpern Norden	$0	$50,001-$100,000
Patricia L. Sawyer	$0	Over $100,000
John W. Waechter	$10,000 - $50,000	Over $100,000

*	The family of investment companies consists of all funds in the fund complex.

**	Mr. Carter is an “interested person” of the Fund, as discussed above.
None of the Nominees who are Independent Directors or their immediate family members had any interest in the investment adviser, sub-advisers or distributor of the Fund, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Nominee’s spouse, children residing in the Nominee’s household and dependents of the Nominee.
Remuneration of Directors
Independent Directors receive a total annual retainer fee of $124,000 from the funds that make up the fund complex, as well as total fees of $8,800 per meeting (assumes five meetings annually), of which the Fund pays a pro rata share based on its relative assets compared to those of the fund complex. The Lead Independent Chairperson of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $15,000 per year. The Fund pays a pro rata share allocable to the Fund based on the relative assets of the Fund for the Lead Independent Chairperson and Audit Committee Chairperson retainers. Any fees and expenses paid to a Director who is an affiliate of Transamerica Asset Management, Inc. (“TAM”) or Transamerica Capital, Inc. (“TCI”) are paid by TAM and/or TCI and not by the Fund.
For the fiscal year ended March 31, 2008, the Independent Directors, as a group, received compensation in the amount of $54,155 from the Fund.
The following table sets forth the compensation paid to each Independent Director of the Fund for the fiscal year ended March 31, 2008. Directors who are “interested persons” of the Fund do not receive any compensation from the Fund.

				Total
		Pension or	Estimated	Compensation
	Aggregate	Retirement Benefits	Annual	from Fund and Fund
	Compensation	Accrued as Part of	Benefit Upon	Complex Paid to
Name	from Fund	Fund Expenses	Retirement	Directors*
Sandra N. Bane**	$0	N/A	N/A	$28,225
Peter R. Brown***	$6,000	N/A	N/A	$156,000
Daniel Calabria***	$6,000	N/A	N/A	$126,000
Janice B. Case***	$6,000	N/A	N/A	$126,000
Charles C. Harris***	$6,000	N/A	N/A	$126,000
Leo J. Hill	$5,371	N/A	N/A	$168,400
Neal M. Jewell	$504	N/A	N/A	$191,054
Russell A. Kimball, Jr.	$5,371	N/A	N/A	$168,400
Eugene M. Mannella	$704	N/A	N/A	$149,734
Norm R. Nielsen	$5,371	N/A	N/A	$168,400
Joyce Galpern Norden	$704	N/A	N/A	$151,734
Patricia L. Sawyer	$734	N/A	N/A	$167,234
William W. Short, Jr.***	$6,000	N/A	N/A	$126,000
John W. Waechter	$5,396	N/A	N/A	$176,734

*	The amounts reflected are the aggregate compensation received from the Fund and other funds in the fund complex. The fund complex is composed of 173 funds.

**	Ms. Bane was appointed by the Board of Directors on December 4, 2007. Her appointment was effective on March 1, 2008.

***	These individuals ceased serving as Directors of the Fund as of October 30, 2007.
Committees
The Audit Committee
The Board has a standing Audit Committee, that currently consists of Sandra N. Bane, Leo J. Hill, Neal M. Jewell, Russell A. Kimball, Jr., Eugene M. Mannella, Norm R. Nielsen, Joyce Galpern Norden, Patricia L. Sawyer, and John W. Waechter, each of whom is an Independent Director and qualifies as an “independent” director for purposes of New York Stock Exchange Listing Standards. Mr. Waechter currently serves as chairperson of the Audit Committee. The functions performed by the Audit Committee include the approval and recommendation for appointment of the independent public accountants for the Fund, the review of the scope and results of audit services, the review of the adequacy of internal accounting and financial controls, determining the independence of the public accounting firm and ensuring the rotation of its partners, meeting with the Fund’s internal auditor, frequent meetings with Management to discuss the financial statements of the Fund, and the review of material changes in accounting principles and practices and other matters when requested from time to time by the Board. The Audit Committee also overseas the Fund’s compliance with legal and regulatory requirements and prepares the audit committee report required to be included in the proxy statement relating to each annual meeting of the Fund. The Audit Committee met two times during the fiscal year ended March 31, 2008. The Board has adopted a written charter for the Fund’s Audit Committee, which appears as Appendix B to this Proxy Statement.
Audit Committee Report

The Audit Committee reports that it (i) has reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2008, with Fund management, (ii) has discussed with the Fund’s independent public accountant the matters required to be addressed by Statement on Auditing Standards No. 61, and (iii) has received written disclosures and the letter required by Independence Standards Board No. 1 from the Fund’s independent public accountant and has discussed with the independent public accountant its independence. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended March 31, 2008, for filing with the U.S. Securities and Exchange Commission (the “SEC”).
SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF DIRECTORS

Sandra N. Bane	Russell A. Kimball, Jr.	Joyce Galpern Norden
Leo J. Hill	Eugene M. Mannella	Patricia L. Sawyer
Neal M. Jewell	Norm R. Nielsen	John W. Waechter, Chairperson
The Nominating Committee
The Board’s Nominating Committee recommends nominations for membership on the Board. The Nominating Committee nominates and evaluates Independent Director candidates. The Nominating Committee meets periodically, as necessary, and is solely responsible for the selection and nomination of potential candidates to serve on the Board. The members of the Fund’s Nominating Committee are Sandra N. Bane, Leo J. Hill, Neal M. Jewell, Russell A. Kimball, Jr., Eugene M. Mannella, Norm R. Nielsen, Joyce Galpern Norden, Patricia L. Sawyer and John W. Waechter, each of whom is an Independent Director and qualifies as an “independent” director for purposes of the New York Stock Exchange Listing Standards. Ms. Sawyer currently serves as chairperson of the Nominating Committee. The Board has a Nominating Committee charter, a copy of which is included as Appendix C to this Proxy Statement.
While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations properly submitted by shareholders of the Fund. Nominations proposed by shareholders will be properly submitted for consideration by the Committee only if shareholders submit their considerations in accordance with the qualifications and procedures set forth in the charter of the Nominating Committee. It is in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.
A candidate for nomination as Director submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following requirements have been met and procedures followed:
1.	Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

2.	The nominee must satisfy all qualifications provided herein and in the Fund’s organizational documents, including qualification as a possible Independent Director if the nominee is to serve in that capacity.
•	The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)

•	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

•	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(1)	Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

•	The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

•	The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

•	A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.
3.	In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:
•	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

•	The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.
4.	Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund’s Secretary, who will provide all submissions to the Committee. This submission to the Fund must include:
•	the shareholder’s contact information;

•	the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;

•	all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934; and

•	a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Committee and the Fund’s Board.
5.	The Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.
The Nominating Committee met one time during the fiscal year ended March 31, 2008.
Shareholder Communications with the Board
Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Fund, at the Fund’s address. Each shareholder communication must (i) be in writing and be signed by the shareholder, and (ii) identify the full name of the Fund. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, with respect to each properly submitted shareholder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information).
Fund Officers
The following table shows the executive officers of the Fund, their age, positions with the Fund and principal occupations during the past five years:

Term of Office
Name, Address* and	Position(s) Held	and Length of
Age	with Fund	Time Served**	Principal Occupation during the Past Five Years
John K. Carter (DOB: 4/24/61)	Director, Chairman, President and Chief Executive Officer	2006 — present	See table above.

Dennis P. Gallagher (DOB: 12/19/70)	Vice President, General Counsel and Secretary	2006 — present	Vice President, General Counsel & Secretary, Transamerica Funds, TST and TIS (2006 — present); Vice President, General Counsel and Secretary , TPP, TPFG, TPFG II and TAAVF (2007 — present); Director, Senior Vice President, General Counsel and Secretary, TAM and TFS (2006 — present); Assistant Vice President, TCI (2007 — present); Director, Deutsche Asset Management (1998—2006).

Elizabeth L. Belanger (DOB: 1/7/72)	Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer	2007 — present	Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer, Transamerica Funds, TST and TIS (2007 — present); Deputy General Counsel and Conflicts of Interest Officer (2007 — present); Assistant Secretary (2005 — present), TPP, TPFG, TPFG II and TAAVF; Vice President and Senior Counsel, Diversified Investment Advisors, Inc. (“Diversified”) (2005 — present) ; Director, TFLIC (2006 — present); Director of Compliance, Domini Social Investments LLC (2003 — 2005); Associate, Bingham McCutchen LLP (1997 - 2003).

Term of Office
Name, Address* and	Position(s) Held	and Length of
Age	with Fund	Time Served**	Principal Occupation during the Past Five Years
Joseph P. Carusone (DOB: 9/8/65)	Vice President, Treasurer and Principal Financial Officer	2007 — present	Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, TST and TIS (2007 — present); Vice President (2007 — present): Treasurer and Principal Financial Officer (2001 — present); TPP, TPFG, TPFG II and TAAVF; Senior Vice President, TAM and TFS (2007 — present); Vice President Diversified (1999 — present); President, Diversified Investors Securities Corp. (“DISC”) (2007 - present); Director, TFLIC (2004 — present); Treasurer, Diversified Actuarial Services, Inc. (2002 — present).

Christopher A. Staples (DOB: 8/14/70)	Vice President and Chief Investment Officer	2007 — present	Vice President and Chief Investment Officer, (2007 — present); Vice President, Investment Administration (2004 — 2007), TII; Vice President (2007 — present), Chief Investment Officer (2007 — present), Senior Vice President (2007 — 2007), Senior Vice President — Investment Management (2006 — 2007), Vice President — Investment Management (2004 — 2006), Transamerica Funds, TST and TIS; Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 - present); Director, Senior Vice President — Investment Management and Chief Investment Officer, TAM (2006 — present); Director, TFS (2005 — present); Assistant Vice President, Raymond James & Associates (1999 — 2004).

Rick B. Resnik (DOB: 1/24/67)	Vice President and Chief Compliance Officer	2008 — present	Vice President and Chief Investment Officer, (2007 — present); Vice President, Investment Administration (2004 — 2007), TII; Vice President (2007 — present), Chief Investment Officer (2007 — present), Senior Vice President (2007 — 2007), Senior Vice President — Investment Management (2006 — 2007), Vice President — Investment Management (2004 — 2006), Transamerica Funds, TST and TIS; Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 - present); Director, Senior Vice President — Investment Management and Chief Investment Officer, TAM (2006 — present); Director, TFS (2005 — present); Assistant Vice President, Raymond James & Associates (1999 — 2004).

Michael A. Masson (DOB: 1/21/71)	Assistant Treasurer	2007 — present	Assistant Treasurer, (2007 — present); Assistant Vice President (2005 — 2007), TII; Assistant Treasurer, (2007 — present), Assistant Vice President (2005 — 2007), Transamerica Funds, TST and TIS; Assistant Treasurer, TPP, TPFG, TPFG II and TAAVF (2007 — present); Director of Financial Reporting, TFS and TAM (2005 — present); Assistant Vice President, JPMorgan Chase & Co. (1999 - 2005).

Suzanne Valerio-Montemurro (DOB: 8/13/64)	Assistant Treasurer	2007 — present	Assistant Treasurer, Transamerica Funds, ATST and TIS (July 2007 — present); Assistant Treasurer, TPP, TPFG, TPFG II and TAAVF (July 2007 - present); Vice President, Diversified (1998 - present).

*	The business address of each officer is 570 Carillon Parkway, St. Petersburg, Florida 33716.

**	The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

The Board of Directors of the Fund, including the Independent Directors, recommends that shareholders vote “For” Proposal 1.
OTHER BUSINESS
The Board and Fund management know of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment.
OTHER INFORMATION
Information on Independent Registered Certified Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”) has been selected by the Board as the independent registered certified public accounting firm to examine the financial statements of the Fund for the fiscal year ending March 31, 2009. Representatives from PwC are not expected to attend the Meeting or be available to respond to questions during the Meeting, but they will have the opportunity to issue a statement in advance of the Meeting if they desire to do so.
Fees
The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund during the two most recent fiscal years:

Fiscal Year		Audit-Related		All Other
Ended	Audit Fees	Fees	Tax Fees	Fees	Totals
March 31, 2008	$38,187	$0	$2,120	$0	$40,307
March 31, 2007	$39,670	$0	$2,000	$0	$41,670
All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures listed below.
Non-Audit Service
For the fiscal years ended March 31, 2008, and March 31, 2007, PwC did not provide any non-audit services to the Fund (other than tax services), the Fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM” or the “Adviser”) or any entity controlling, controlled by or under common control with TAM.
Pre-approval Policies and Procedures
The pre-approval policies and procedures of the Fund contained in the Fund’s Audit Committee Charter require that the Fund’s Audit Committee pre-approve all audit services and non-audit services provided by PwC or any other independent public accountant engaged by the Fund (the “Auditor”). The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to (i) the Adviser, and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund (entities in (i) and (ii), hereinafter “Service Affiliates”) if the services directly relate to the operations and financial reporting of the Fund (“Covered Non-Audit Services”). The policies and procedures permit the Audit Committee to pre-approve the provision of types or categories of non-audit services to the Fund and Covered Non-Audit Services to the Service Affiliates. The Chairperson of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee.
The Audit Committee pre-approved 100% of the audit and non-audit fees listed in the table above.
Compliance with Section 16(a) of the Securities Exchange Act of 1934. Applicable laws require the Fund’s officers, Directors and the Adviser, the affiliated persons of the Adviser, and the beneficial owners of more than 10% of the Fund’s shares (collectively, “Reporting Persons”) to file initial reports of ownership and reports of changes in ownership with the SEC and the New York Stock Exchange, and to provide copies of these reports to the Fund. Based solely on its review of the copies of such forms received by it and written representations of certain Reporting Persons, the Fund believes that during the fiscal year ended March 31, 2008, no person owned beneficially more than 10% of its shares and that its Reporting Persons complied with all applicable filing requirements.
Fund Service Providers. The Fund’s Adviser, TAM, is located at 570 Carillon Parkway, St Petersburg, Florida 33716. The Fund’s investment sub-adviser, Transamerica Investment Management, LLC (“TIM”), is located at 1111 Santa Monica Boulevard, Suite 820, Los Angeles, California 90025. The Fund’s Administrator, Transamerica Fund Services, Inc, is located at 570 Carillon Parkway, St. Petersburg, Florida 33716.
VOTING INFORMATION
Proxy Solicitation. In order to obtain the necessary quorum at the Meeting, in addition to solicitations of proxies by mail, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Fund, regular employees of TAM, or other representatives of the Fund. The Fund has retained The Altman Group (“Altman”) as the Fund’s proxy solicitor for the Meeting.
Expenses. The expense of preparing, printing and mailing the accompanying Proxy, the Notice and the Proxy Statement will be borne by the Fund. The cost of retaining Altman as the Fund’s proxy solicitor for the Meeting is expected to cost approximately $15,000.
Shareholder Voting. The Board has fixed the close of business on May 2, 2008, as the record date (the “Record Date”) for the determination of Fund shareholders entitled to notice of and to vote at the Meeting. Shareholders of record, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting and an appropriate fraction of a vote for each fractional share. There were 6,318,771 shares outstanding on the Record Date.
Appendix A sets forth the shareholders entitled to cast 5% or more of the Fund’s votes. To the best of the Fund’s knowledge, as of the Record Date, no shareholder was entitled to cast 5% or more of the Fund’s votes, except as stated in Appendix A. As of the Record Date, the officers and the Directors of the Fund as a group beneficially owned less than 1% of the Fund’s shares.
A quorum constituting a majority of the Fund’s shares outstanding as of the Record Date represented in person or by proxy, must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies on the enclosed Proxy may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on the proposal in this Proxy Statement if sufficient votes have been received for approval.
Voting. In order that your shares may be represented at the Meeting, you are requested to:
--	indicate your instructions on the enclosed Proxy;

--	date and sign the Proxy;

--	mail the Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

--	allow sufficient time for the Proxy to be received on or before 5:00 p.m., Eastern Time, June 27, 2008.
If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by the Proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the Proxy, it will be voted FOR the matters listed in the accompanying Notice and Proxy. Any shareholder who has given a Proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated Proxy to the Fund at the above address prior to the date of the Meeting. However, attendance at the Meeting, by itself, will not revoke a previously-tendered Proxy.
You may also vote via the Internet, or by telephone. Instructions are enclosed in these materials. If you elect to vote using one of these methods, do not return your Proxy unless you later elect to change your vote.
Broker-dealer firms holdings shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. If you beneficially own shares that are held in “street name” through a broker-dealer, and if you do not give specific voting instructions for your shares, they may not be voted at all or they may be voted by the broker-dealer in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer specific instructions as to how you want your shares to be voted.
Required Vote. Approval of Proposal 1, election of the Directors, requires an affirmative vote of a majority of shares present at the Meeting in person or by Proxy. Fund shareholders will vote together as a single class on Proposal 1.
Abstentions and broker non-votes will be counted as present at the Meeting. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposal 1. Broker “non-votes” occur when the Fund receives a Proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the Proxy.
Shareholders’ Proposals. Shareholders wishing to submit proposals for inclusion in a Proxy Statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Fund at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Fund shall not be required to consider for inclusion in the Fund’s Proxy statement and form of Proxy relating to the Fund’s 2009 annual meeting of shareholders any proposal received later than January 30, 2009. However, timely submission of a proposal does not necessarily mean that the proposal will be included in the Fund’s Proxy Statement. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the Fund’s annual meeting of shareholders in 2009 may exercise discretionary voting power, to the extent not prohibited by the SEC or New York Stock Exchange rules, with respect to any proposal received by the Fund after April 7, 2009.
The Fund is required to hold annual meetings of shareholders. To ensure the presence of a quorum at the Meeting and to help save the cost of follow-up mailings, prompt execution and return of the enclosed Proxy is requested.
By Order of the Board of Directors,
Dennis P. Gallagher, Esq.
Vice President, Secretary and General Counsel
May 30, 2008

APPENDIX A
SHAREHOLDERS ENTITLED TO CAST 5% OR MORE
OF FUND VOTES

Name and Address of Shareholder	Number of Votes	% of Fund
A.G. Edwards	597,329	9.45%
1431 Kingsland Avenue Pagedale, MO 63133

Wilmington Trust Company	479,575	7.59%
1100 N. Market Street Wilmington, DE 19801-1243

Charles Schwab & Co., Inc.	422,450	6.69%
211 Main Street San Francisco, CA 94105

UBS Financial Services Inc.	370,264	5.86%
1200 Harbor Blvd., 3rd Floor Weehawken, NJ 07086

National Financial Services LLC	331,920	5.25%
200 Liberty Street One World Financial Tower, 5th Floor New York, NY 10281

Robert W. Baird & Co., Inc.	326,750	5.17%
777 E. Wisconsin Avenue Milwaukee, WI 53202-0672

Morgan Stanley	315,831	5.00%
Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311

A-1

APPENDIX B
Transamerica Income Shares, Inc.
Audit Committee Charter
Approved January 8, 2008
Organization and Membership
There shall be a committee of the Board of Directors of the Transamerica Income Shares, Inc. (the “Fund”) to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors. Audit Committee members shall be independent of the Fund and free of any relationship that, in the opinion of the Directors, would interfere with their exercise of independent judgment as a committee member. In particular, each member must meet the independence and experience requirements of the New York Stock Exchange, Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”).
The Committee shall have such members as the Board shall determine from time to time. The Board shall designate one member of the Audit Committee as Committee Chairman, and the Chairman shall serve for such term as the Board may approve.
Each member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Audit Committee must have accounting or related financial management expertise, in the judgment of the Board. The Board may presume that an Audit Committee member that is an “audit committee financial expert” (as set out in Item 401(h) of Regulation S-K) has accounting or related financial management expertise.
The Board shall at least annually determine whether any Audit Committee member is an “audit committee financial expert.”
Statement of Policy
The Audit Committee shall assist Board oversight of (1) the integrity of the Fund’s financial statements, (2) the Fund’s compliance with legal and regulatory requirements; (3) the independent auditors’ qualifications and independence; (4) the performance of the independent auditors; (5) approve and recommend for appointment or replacement the Fund’s independent auditors, and (6) prepare an audit committee report as required by the SEC to be included in the Fund’s annual proxy statement. In so doing, the Audit Committee shall seek to maintain free and open means of communication among the Directors, the independent auditors and the management of the Fund’s Adviser. The Audit Committee shall meet periodically with management of the Adviser and the Fund’s independent auditors in separate executive sessions. The independent auditors for the Fund shall report directly to the Audit Committee. 1

1	The members of the Audit Committee shall not be subject to greater fiduciary obligations and shall not be subject to a higher standard of care than the other members of the Board because of their work for the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations. In discharging its duties, the Audit Committee may rely on the independent auditors, the Fund’s Chief Financial Officer or Chief Compliance Officer or any legal or accounting consultant it retains to advise it.
Responsibilities
Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.
The Fund’s independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the direct responsibility of the Audit Committee to select, retain, evaluate and replace the independent auditors and to determine their compensation.
In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Fund.
The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.
The Audit Committee is responsible for the following:
Fund Financial Statements:
1.	Discussing the Fund’s annual audited financial statements with Fund management and the independent auditors.

2.	Discussing with management the Fund’s press releases regarding dividends, as well as financial information and guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

3.	Reviewing and discussing (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund; and (d) the type and presentation of information to be included in dividend press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as review any financial information and guidance provided to analysts and rating agencies.

4.	Reviewing and discussing any reports from the independent auditors regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

5.	Discussing policies with respect to risk assessment and risk management.

6.	Reviewing disclosures made to the Audit Committee by the Fund’s principal executive officer and principal financial officer during their certification process for the Fund’s periodic reports about any significant deficiencies or material weaknesses in the design or operation of internal controls and any fraud involving management or other employees who have a significant role in the Fund’s internal controls.
With respect to the independent auditors:
1.	Having the sole authority to appoint or replace the independent auditors, subject, if applicable, to shareholder ratification; and compensating and overseeing the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee, for the purpose of preparing or issuing an audit report or related work.

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year and to approve the fees. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Fund’s financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

3.	Approving, prior to appointment, the engagement of the auditors to provide other audit services to the Fund or to provide non-audit services to the Fund, the Adviser or any entity controlling, controlled by, or under common control with the Adviser (“Adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The Chairman of the Audit Committee shall be authorized to give such pre-approvals on behalf of the Audit Committee.

Developing appropriate policies and procedures for the pre-approval of the engagement of the Fund’s independent auditors to provide any of the services described above, (See Attached Audit Committee Preapproval Policy).

Considering whether the non-audit services the Fund’s auditors provides to the Adviser or any Adviser affiliate that provides ongoing services to the Fund, to the extent not pre-approved, are compatible with maintaining the auditors’ independence.

Considering the controls the auditors use and any measures management takes to assure that all items requiring the Audit Committee’s preapproval are identified and referred to the Audit Committee in a timely manner.

4.	Obtaining and reviewing a report from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Fund) regarding (a) the independent auditors’ internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, including but not limited to the Public Company Accounting Oversight Board (“PCAOB”), within the preceding five years, respecting one or more independent audits carried out by the audit firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditors and the Fund and their respective affiliates; and evaluating the qualifications, performance and independence of the independent auditors, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditors to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditors (whether or not perceived to have a material effect on the Fund’s financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Monitoring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Recommending to the Board of Directors policies for the Fund’s or the Adviser’s hiring of employees or former employees of the independent auditors who participated in the audit of the Fund.
Other responsibilities:
1.	Reviewing with the Fund’s and the Adviser’s counsel legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Fund.

3.	Reviewing with the independent auditors and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Fund, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Discussing with management and the independent auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Fund’s financial statements or accounting policies.

5.	Performing an annual performance evaluation of the Audit Committee.

6.	Reporting to the Directors on the results of the activities of the Audit Committee.

7.	Performing any special reviews, investigations or oversight responsibilities requested by the Directors.

8.	Establishing procedures for the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

9.	Reviewing any report required by the Statement of Policy section of this Audit Committee Charter pursuant to the rules of the SEC to be included in a proxy statement for a fund (i.e., concise statement of Audit Committee’s functions, names of Audit Committee members, and number of meetings held in the last year).
Other Powers and Responsibilities
1.	The Audit Committee shall meet as necessary to carry out its responsibilities hereunder, and otherwise from time to time as appropriate.

2.	The Audit Committee ordinarily shall meet in person, but members may attend telephonically, and the Audit Committee may act by written consent to the extent permitted by law and the Fund’s bylaws.

3.	The Audit Committee shall have the authority to meet privately and to invite non-members to attend its meetings.

4.	The Audit Committee shall meet regularly, in separate executive sessions, with representatives of Fund management and the Fund’s independent auditors. The Audit Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s Adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund’s accounting and compliance as well as other Fund-related matters. The Audit Committee may also request any officer or employee of the Fund’s Adviser or the Fund’s independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Fund’s independent auditors shall have unrestricted access at any time to Audit Committee members.

5.	The Audit Committee shall prepare and keep minutes of its meetings and document decisions made outside of its meetings by delegated authority.

6.	A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Audit Committee.

7.	The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee.

8.	The Board shall adopt this charter and may amend it upon its own motion. The Audit Committee shall review this Charter at least annually and recommend to the Board any changes the Audit Committee deems appropriate.

Form of
Transamerica Income Shares, Inc.
(the “Fund”)
Audit Committee Preapproval Policy
1. Statement of Principles
     The Audit Committee is required to preapprove audit and non-audit services performed for the Fund by the independent accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Fund’s independent accountant for the Fund’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Fund, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Fund. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant’s independence.
     Unless a type of service to be provided by the independent accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Fund, and the Non-Audit services for the Fund’s investment adviser and its affiliates, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.
     Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.
2. Delegation
     The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.
3. Audit Services
     The annual Audit services engagement terms and fees for the Fund will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.
4. Audit-Related Services
     Audit-related services are assurance and related services for the Fund that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent accountant. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.
5. Tax Services
     The Audit Committee believes that the independent accountant can provide Tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent accountant in connection with a transaction initially recommended by the independent accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.
6. All Other Services
     The Audit Committee may grant preapproval to those permissible non-audit services for the Fund classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.
     A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Non-Audit Services to the Adviser and Certain Affiliates
     The Audit Committee believes that the Fund’s independent accountant may perform certain permissible non-audit services for the Fund’s investment adviser and certain of the adviser’s affiliates that relate directly to the operations and financial reporting of the Fund, without impairing the independence of the accountant. The Audit Committee has preapproved the Non-Audit services to the adviser and its applicable affiliates listed in Appendix E. Non-Audit services to the adviser and its affiliates that relate directly to the operations and financial reporting of the Fund and that are not listed in Appendix E must be separately preapproved by the Audit Committee.
     As noted above, a list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1.
8. Preapproval Fee Levels
     Preapproval fee levels for all services to be provided by the independent accountant to the Fund, and applicable non-audit services to be provided by the accountant to the Fund’s investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.

9. Supporting Documentation
     With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.
10. Procedures
     Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Fund’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.

Appendix A
Preapproved Audit Services for Fiscal Year [                    ]
Dated: [Month, Year]
Service
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies
Fees
Services not to exceed $ XX.XX in the aggregate, or $ XX.XX for any single service.

Appendix B
Preapproved Audit-Related Services for Fiscal Year [                    ]
Dated: [Month, Year]
Service
Due diligence services pertaining to potential Fund mergers
Agreed-upon or expanded audit procedures required to respond to or comply with financial, accounting or regulatory reporting matters
Internal control reviews and assistance with internal control reporting requirements
Consultations by Fund management as to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies
Attest services not required by statute or regulation
Accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”
Assistance with understanding and implementing new accounting and financial reporting guidance from rule making authorities
Information systems reviews not performed in connection with the audit (e.g., application, data center and technical reviews)
Closing balance sheet audits, testing and procedures relating to Fund mergers
Review of the effectiveness of the internal audit function
General assistance with implementing the requirements of SEC rules pursuant to the Sarbanes-Oxley Act
Fees
Services not to exceed $ XX.XX in the aggregate, or $ XX.XX for any single service.

Appendix C
Preapproved Tax Services for Fiscal Year [                    ]
Dated: [Month, Year]
Service
U.S. federal, state and local tax compliance, planning and advice including consultation regarding appropriate treatment of items for tax returns, required disclosures, elections, and filing positions available to the Fund. U.S. tax consulting including assistance with tax audits and related matters; responding to requests from the Fund’s regarding technical interpretations, applicable laws and regulations, and tax accounting; providing tax advice on mergers, acquisitions, and restructurings. Assistance with custom audits.
International tax compliance, planning and advice including preparation and review of local country income, VAT, and GST tax returns; consultation regarding appropriate treatment of items on the returns, required disclosures, elections and filing positions available to the Funds; preparation or review of U.S. or other jurisdiction filing requirements for foreign corporations. Other international tax consulting including assistance with tax examinations; advice on various matters including foreign tax credit, foreign income tax, tax accounting, foreign earnings and profits, U.S. treatment of foreign subsidiary income, VAT, GST, excise tax or equivalent taxes in the jurisdiction; tax advice on restructurings, mergers, and acquisitions. Assistance with custom audits.
Review of federal, state, local and international income, franchise, and other tax returns
Tax advice and assistance regarding statutory, regulatory or administrative developments
M & A tax due diligence services including: review of the target fund’s historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with target management and external tax advisors. Advice regarding the target fund’s overall tax posture and historical and future tax exposures.
Fees
Services not to exceed $XX.XX in the aggregate, or $ XX.XX for any single service.

Appendix D
Preapproved All Other Services for Fiscal Year [                    ]
Dated: [Month, Year]
Service
Profitability analysis of advisory contracts.
Fees
Services not to exceed $XX.XX in the aggregate.

Appendix E
Preapproved Non-Audit Services to the Adviser and its applicable Affiliates for Fiscal Year [                    ]
Dated: [Month, Year]
Service
Preparation of the annual report on the transfer agent
SAS 70
Fees
Services not to exceed $XX.XX in the aggregate, or $XX.XXfor any single service.

Exhibit 1
Prohibited Non-Audit Services
▪	Bookkeeping or other services related to the accounting records or financial statements of the audit client

▪	Financial information systems design and implementation

▪	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

▪	Actuarial services

▪	Internal audit outsourcing services

▪	Management functions

▪	Human resources

▪	Broker-dealer, investment adviser or investment banking services

▪	Legal services

▪	Expert services unrelated to the audit

April 3, 2008 as revised May 1, 2008
APPENDIX C
TRANSAMERICA SERIES TRUST
THE TRANSAMERICA PARTNERS FUNDS GROUP
THE TRANSAMERICA PARTNERS FUNDS GROUP II
TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS
THE TRANSAMERICA PARTNERS PORTFOLIO
TRANSAMERICA FUNDS
TRANSAMERICA INCOME SHARES, INC.
TRANSAMERICA INVESTORS, INC.
(each, a “Fund” and collectively, the “Funds”)
NOMINATING COMMITTEE CHARTER
A.	COMMITTEE MEMBERSHIP
The Nominating Committee (the “Committee”) of the Funds’ Boards (the “Boards”) shall be composed solely of trustees who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”). Other members of the Boards, while not serving as members of the Committee, may assist the Committee in the discharge of its responsibilities, e.g., by identifying and recommending potential candidates. In addition, at the request of the Committee, the Funds’ investment advisers and other service providers will provide administrative support and other assistance to the Committee.
The Boards shall nominate and elect the members of the Committee and shall designate the Chair of the Committee. The Chair shall preside at each meeting of the Committee.
A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.
B.	OBJECTIVES OF THE COMMITTEE
The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Boards in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Boards, subject to the procedures and policies set forth in this Charter or resolutions of the Boards, (iii) select and nominate, or recommend for nomination by the Boards, candidates for election as Trustees and (iv) set any necessary standards or qualifications for service on the Boards.
C.	BOARD NOMINATIONS AND FUNCTIONS
1.	In the event of any vacancies on the Boards, the Committee shall oversee the process for the identification, evaluation and nomination of potential candidates to serve on the Boards. The Committee may solicit suggestions for nominations from any source it deems appropriate.

2.	The Committee shall evaluate each candidate’s qualifications for Board membership, and, with respect to nominees for Independent Trustee membership, their independence from the Funds’ investment advisers and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Trustee.

3.	In assessing the qualifications of a potential candidate for membership on the Boards, the Committee may consider the candidate’s potential contribution to the operation of the Boards and its committees, and such other factors as it may deem relevant. Specific desired (but not required) qualities of Independent Trustee candidates are set forth in Schedule A to this Charter. All equally qualified nominees will be treated equally in consideration by the Committee. No person shall be qualified to be a Board member unless the Committee, in consultation with legal counsel, has determined that such person, if elected as a Trustee, would not cause the Funds to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) its organizational documents, or (c) any policy adopted by the Boards regarding either the retirement age of Board members or the percentage of a Board that is to be composed of Independent Trustees.

4.	While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Boards, the Committee may consider and evaluate nominations properly submitted by shareholders of the Funds. Nominations proposed by shareholders will be properly submitted for consideration by the Committee only if the qualifications and procedures set forth in Schedule B of this Charter, as it may be amended from time to time by the Committee or the Boards, are met and followed. It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

5.	The Committee shall evaluate, as necessary, the operations and effectiveness of the Boards as a whole and shall evaluate the composition of the Boards to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Boards.
D.	OTHER POWERS AND RESPONSIBILITIES
The Committee shall meet as necessary to carry out its responsibilities hereunder, and otherwise from time to time as the Chair of the Committee deems appropriate.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to engage and compensate third party consultants from each Fund’s assets.
The Committee shall periodically assess this Charter and recommend to the Boards any revisions or modifications that the Committee deems necessary or appropriate to the effective discharge of its responsibilities.

SCHEDULE A
RESPONSIBILITIES AND DESIRED QUALITIES
OF INDEPENDENT TRUSTEES
A.	PRIMARY RESPONSIBILITIES
The Independent Trustees’ primary responsibility is management oversight of the Funds on behalf of shareholders. Diverse responsibilities include review and negotiation of contractual arrangements with management and other service providers, and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with shareholders.
B.	PERSONAL ATTRIBUTES
-	Public or private sector stature sufficient to instill confidence.

-	High personal and professional integrity.

-	Good business sense.

-	Ability to commit the necessary time to prepare for and attend meetings.

-	Not financially dependent on Trustee retainer and meeting fees.
C.	SKILLS, EXPERIENCE AND QUALIFICATIONS FOR DECISION MAKING
-	General understanding of balance sheets and operating statements.

-	First-hand knowledge of investing.

-	Experience in working in highly regulated and complex legal framework.

-	Demonstrated ability to maintain “independence” of management and other service agents while maintaining a constructive working relationship.

-	Ability to be critical, and confrontational if necessary, but in a constructive manner.

-	Demonstrated ability to contribute to Board and committee process.

-	Ability to consider diverse issues and make timely, well-informed decisions.

-	Familiarity with the securities industry.

-	Qualification as an “Audit Committee Financial Expert.”
Note: The Personal Attributes listed in Section B above should be possessed by all Trustees. The Skills, Experience and Qualifications listed in Section C include items that should be possessed by all Trustees as well as items that should be possessed by at least some Trustees.

SCHEDULE B
PROCEDURES FOR THE COMMITTEE’S CONSIDERATION OF
CANDIDATES SUBMITTED BY SHAREHOLDERS
A candidate for nomination as Trustee submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following requirements have been met and procedures followed:
1.	Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

2.	The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity.
-	The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group. [1]

-	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

-	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

-	The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

-	The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

-	A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.
3.	In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:
-	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting.

1	Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

The nominating shareholder or shareholder group must also bear the economic risk of the investment.

-	The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.
4.	Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary, who will provide all submissions to the Committee. This submission to the Funds must include:
-	the shareholder’s contact information;

-	the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;

-	all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934; and

-	a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund’s proxy statement, if so designated by the Committee and the Funds’ Board.
5.	The Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

TRANSAMERICA
PROXY
TRANSAMERICA INCOME SHARES, INC. (THE “FUND”)
570 CARILLON PARKWAY
ST. PETERSBURG, FL 33716
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held July 17, 2008
The undersigned hereby appoints each of John K. Carter and Dennis P. Gallagher as attorney and proxy with full power of substitution to vote, as designated on the reverse side of this card, all shares of the Fund, that the undersigned is entitled to provide instructions for at the Annual Meeting of Shareholders to be held July 17, 2008 at 11:00 a.m., at 570 Carillon Parkway, St. Petersburg, FL 33716, and at any and all adjournments hereof, and instructs to vote as indicated with respect to the matters set forth below and described in the Notice of Meeting and Proxy Statement dated May 30, 2008. IF THIS PROXY VOTING CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.

Proxy Voting Card must be signed and dated below.

Dated:	, 2008

Signature(s) if held jointly
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY VOTING CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

▲ FOLD HERE ▲

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-866-628-8878 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

CONTROL
NUMBER:

TAGID:	CUSIP: 893506105

PROXY
TRANSAMERICA INCOME SHARES, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE TRANSAMERICA INCOME SHARES, INC. WHICH RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK.
PROPOSAL 1: To elect ten Directors to the Board of Directors; and

NOMINEES:
(1) Sandra N. Bane
(2) John K. Carter
(3) Leo J. Hill
(4) Neal M. Jewel
(5) Russell A. Kimball, Jr.
(6) Eugene M. Mannella
(7) Norm R. Nielsen
(8) Joyce Galpern Norden
(9) Patricia L. Sawyer
(10) John W. Waechter

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above.

FOR electing ALL the nominees (except as marked below)	WITHHOLD authority to vote for ALL nominees

☐	☐

PROPOSAL 2: To conduct such other business as may properly come before the Meeting.
Please sign and date on the reverse side of this card.
Your Vote Is Important!
Please Vote Your Card Today!
IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSAL, PLEASE CALL (866) 745-0272

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: 893506105